UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche DWS Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2019

Annual Report

to Shareholders

DWS Global Income Builder Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
38	Statement of Assets and Liabilities
40	Statement of Operations
42	Statements of Changes in Net Assets
43	Financial Highlights

48	Notes to Financial Statements
66	Report of Independent Registered Public Accounting Firm
68	Information About Your Fund’s Expenses
69	Tax Information
70	Advisory Agreement Board Considerations and Fee Evaluation
75	Board Members and Officers
79	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global Income Builder Fund

Letter to Shareholders

Dear Shareholder:

The markets, both domestic and global, have been increasingly influenced by geopolitical concerns in recent months — most notably the trade conflict between China and the United States and uncertainty around the implementation of Britain’s exit from the European Union (“Brexit”). The result has been increased volatility and continued efforts by central banks to bolster economic growth through monetary policy.

Against this backdrop, our Americas Chief Investment Officer (“CIO”) remains constructive, albeit more cautious than at the beginning of the year. In our view, while tariffs raise concerns, particularly for commodity producing and manufacturing industries, including the world’s regional economies tilted toward such industries and still suffering from their own weak internal recoveries, a robust labor market and other key metrics suggest the underpinnings of the U.S. economy remain intact.

Of course, these issues and their potential implications bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments may be warranted.

We invite you to access these views to better understand the changing landscape and, most important, what it may mean for you. The “Insights” section of our web site, dws.com, is home to our CIO View, which integrates the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This truly global perspective guides our strategic investment approach.

As always, we thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Global Income Builder Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Strategy

Portfolio management seeks to maximize risk adjusted returns by allocating the Fund’s assets among various asset categories. Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the Fund’s overall investment strategy.

Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. The portfolio management teams utilize in-house research and resources to determine suitability of specific securities and use sector specialists to determine relative value within each relevant sector.

Examples of the Fund’s asset categories are U.S. and foreign equity of any size and style (including emerging-market equity), U.S. and foreign fixed income of any credit quality (including emerging-market bonds and inflation-indexed bonds), and alternative assets. Some asset categories may be represented by exchange-traded funds (ETFs).

Fund Performance

DWS Global Income Builder Fund returned 11.57% during the 12-month period that ended on October 31, 2019. The Fund underperformed the 11.86% return of the S&P® Target Risk Moderate Index and the 12.30% return of its secondary benchmark, the Blended Index. The Blended Index is an equally-weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and the Bloomberg Barclays U.S. Universal Index. The two indices returned 12.68% and 11.36%, respectively.

The Fund outperformed the 8.54% average return of its Morningstar peer group, World Allocation Funds, in the 12-month period. It also outpaced

4	|	DWS Global Income Builder Fund

its peers in the five,- and 10-year intervals ended October 31, 2019. We believe the Fund’s favorable results relative to its peer group help illustrate the value of our active strategy. Rather than simply using a static approach that seeks to match the weightings of the benchmarks, we actively adjust the Fund’s allocations in an effort to capitalize on values as they emerge. We think this multifaceted strategy can help the Fund achieve positive relative performance and above-average income by taking advantage of opportunities across the full spectrum of the world financial markets.

Market Overview

Although a number of developments weighed on investor sentiment during the past 12 months — most notably, the ongoing U.S.-China trade conflict and the prospect of slowing global growth — the financial markets nonetheless delivered healthy, broad-based gains. The positive returns for both equities and bonds were largely the result of a favorable shift in U.S. Federal Reserve (Fed) policy. The Fed, after raising rates several times in 2018, moved to a more accommodative posture in early 2019 with indications that it had wrapped up its tightening cycle. It eventually cut rates by a quarter point on three occasions in the late summer and early autumn, providing fuel for a rally across the markets. Global central banks generally followed suit, with the European Central Bank pledging to restart its quantitative easing policy. Investors were further encouraged by the fact that global growth — while slowing — remained in positive territory, helping U.S. corporations to continue generating rising revenues.

Contributors and Detractors

The Fund’s broader allocation strategy was a key contributor in the annual period. We averaged weightings of 58% in stocks and 42% in bonds, versus weightings of 50% for each category in the primary benchmark. Although this positioning detracted from performance in late 2018 when stocks were falling, it benefited results for the full 12 months.

Positioning within the equity portfolio was an additional contributor, highlighted by our emphasis on dividend stocks and overweight in the United States. Stock selection also added value, led by our strong showing in the information technology, consumer discretionary, and energy sectors. However, some of the benefit was offset by selection in

DWS Global Income Builder Fund	|	5

financials and consumer staples. An allocation to the emerging markets hindered absolute returns given the weakness in the larger category.

“Rather than simply using a static approach that seeks to match the weightings of the benchmarks, we actively adjust the Fund’s allocations in an effort to capitalize on values as they emerge”

The bond portfolio performed in line with the fixed-income benchmark. An overweight in credit-sensitive investments contributed, as did security selection. Duration and yield curve management was a further plus, as we positioned the portfolio to take advantage of both falling yields and the outperformance of longer-term bonds. Conversely, we lost some relative performance through an underweight in investment-grade corporates — the best-performing segment of the market.

The Fund also benefited from our decision to allocate a portion of the fixed-income position to a portfolio of alternative investments that includes real estate investment trusts (REITs), convertible bonds, and preferred stocks. REITs generated the strongest gains and outpaced both equities and bonds thanks to the combination of robust real-estate fundamentals, falling interest rates, and investors’ preference for higher-yielding investments. However, convertible bonds and preferred stocks — while producing positive absolute returns — lagged somewhat. We believe these alternative market segments represent an important part of a longer-term allocation strategy, especially if traditional asset categories begin to produce lower returns.

The Fund used derivatives during the past 12 months. On the equity side, we used futures on equity indices to achieve its desired weightings in a more efficient manner than buying and selling individual securities. In the bond portfolio, we used credit default swaps to facilitate or to hedge exposure to the high-yield market, along with derivatives to manage the foreign currency exposure of certain positions in foreign bonds. We also used interest-rate futures and swaps to manage the Fund’s duration. In the aggregate, our use of derivatives was a net contributor. Derivatives are used to achieve the fund’s risk and return objectives and should be evaluated within the context of the entire portfolio rather than as a standalone strategy.

6	|	DWS Global Income Builder Fund

Outlook and Positioning

As the period progressed, we adopted a more cautious view on the markets due to ongoing uncertainty surrounding trade policy and the unusually robust and broad-based gains for financial assets in the first half of the year. We therefore gradually sought to decrease the portfolio’s overall risk exposure. However, we took care not to reduce risk to such a low level that the Fund would be unable to participate in the event of a continued rally in risk assets or an unexpected resolution to the trade conflict.

This thinking formed the basis for our decision to decrease the portfolio’s net weighting in equities over the course of the period.* We saw this as the prudent approach with stocks having produced such strong gains since the December 2018 lows. We nevertheless maintained an overweight in equities versus the 50/50 benchmark, as we continued to believe stocks offered greater longer-term upside than bonds with yields on government issues close to multi-year lows. The Fund’s equity position was tilted toward stable, dividend-paying companies, meaning that the nature of the underlying holdings helps offset some of the risk of being overweight. We maintained overweight positions in the United States and the emerging markets (particularly Asia), with a corresponding underweight in the developed international markets. With that said, we modestly reduced the Fund’s position in the emerging markets late in the period in response to rising geopolitical risks.

On the bond side, our effort to lessen risk exposure included a reduction in the Fund’s allocations to high-yield bonds and the emerging markets. We also maintained an underweight in investment-grade corporates due to their low yield spreads and above-average correlation with equities — a category in which the Fund already has a meaningful position. We instead tilted toward securitized assets, especially those linked to the U.S. consumer. We viewed structured finance as an alternative to corporate bonds with similar yields given their higher credit quality and more favorable liquidity.

While the possibility of above-average volatility remains in place due to the uncertainty in the world economy, we view the highly accommodative nature of global central bank policy as being supportive for dividend-paying stocks and the higher-yielding segments of the bond market. In this environment, we believe our multifaceted strategy can help the Fund continue to capitalize on potential opportunities while also guarding against the possibility of increased market volatility.

*	Net equity position includes common stocks and offsetting derivatives positions.

DWS Global Income Builder Fund	|	7

Portfolio Management Team

Darwei Kung, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

–	Portfolio Manager: New York.

–	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Di Kumble, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

–	Senior Portfolio Manager, Head of Tax Managed Equities: New York.

–	BS, Beijing University; PhD in Chemistry, Princeton University.

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2019 (added to the team as of May 16, 2019).

–

Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.

–	Senior Portfolio Manager and Co-Head of US Credit: New York.

–	BA and MA in Economics, State University of New York at Albany.

Dokyoung Lee, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–

Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.

–	BSE, Princeton University.

Scott Agi, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2019 (added to the team as of May 16, 2019).

–

Joined DWS in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

–	Head of US Rates and Mortgage Backed Securities Sector Team: New York.

–	BS in Finance, Albright College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	|	DWS Global Income Builder Fund

Terms to Know

S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

Blended Index: The Blended Index consists of an equally weighted blend of 50% MSCI World High Dividend Yield Index and 50% Bloomberg Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid-capitalization stocks across 23 developed markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

Bloomberg Barclays U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

Morningstar World Allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. The average category returns for the one-, five- and 10-year periods ending October 31, 2019 were 8.54%, 3.56%, and 6.17%, respectively.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Duration measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Derivatives are contracts whose value is based on the performance of an underlying financial asset. Derivatives afford leverage, but when used by investors who are able to handle the inherent risks, can enhance returns or protect a portfolio. Derivatives experience significant losses if the underlying security moves contrary to the investor’s expectations.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

A swap is a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of time.

DWS Global Income Builder Fund	|	9

Performance Summary	October 31, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	11.57%	5.00%	6.83%
Adjusted for the Maximum Sales Charge (max 5.75% load)	5.16%	3.77%	6.20%
S&P® Target Risk Moderate Index†	11.86%	4.99%	6.22%
Blended Index††	12.30%	4.91%	6.39%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	10.70%	4.19%	5.97%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	10.70%	4.19%	5.97%
S&P® Target Risk Moderate Index†	11.86%	4.99%	6.22%
Blended Index††	12.30%	4.91%	6.39%

Class R6	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 10/31/19
No Sales Charges	11.97%	5.30%	4.65%
S&P® Target Risk Moderate Index†	11.86%	4.99%	4.77%
Blended Index††	12.30%	4.91%	4.53%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
No Sales Charges	11.68%	5.22%	7.05%
S&P® Target Risk Moderate Index†	11.86%	4.99%	6.22%
Blended Index††	12.30%	4.91%	6.39%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
No Sales Charges	11.85%	5.26%	7.10%
S&P® Target Risk Moderate Index†	11.86%	4.99%	6.22%
Blended Index††	12.30%	4.91%	6.39%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most

10	|	DWS Global Income Builder Fund

recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2019 are 0.92%, 1.67%, 0.58%, 0.71% and 0.68% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*

Class R6 shares commenced operations on August 25, 2014. The performance shown for the Blended Index is for the time period of August 31, 2014 through October 31, 2018, which is based on the performance period of the life of Class R6.

†	The S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

DWS Global Income Builder Fund	|	11

††	The Blended Index consists of an equally weighted blend of 50% MSCI World High Dividend Yield Index and 50% Bloomberg Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid-capitalization stocks across 23 developed markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

Bloomberg Barclays U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

On December 1, 2019 the MSCI All Country World Index has replaced the S&P Target Risk Moderate Index as the fund’s primary comparative broad-based securities market index. The Blended Index 60/40 and the Bloomberg Barclays U.S. Universal Index have replaced the Blended Index 50/50 as the additional secondary and tertiary comparative indexes, respectively. The Blended Index consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal index. The Advisor believes that the new indexes collectively better represent the fund’s investment strategy and overall strategic asset allocations and are therefore more suitable for performance comparison.

	Class A	Class C	Class R6	Class S	Institutional Class

Net Asset Value
10/31/19	$9.55	$9.55	$9.54	$9.55	$9.54
10/31/18	$8.97	$8.96	$8.95	$8.97	$8.95

Distribution Information as of 10/31/19
Income Dividends, Twelve Months	$.36	$.28	$.39	$.38	$.38
Capital Gain Distributions, Twelve Months	$.07	$.07	$.07	$.07	$.07

12	|	DWS Global Income Builder Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/19	10/31/18
Equity	69%	62%
Common Stocks	60%	53%
Preferred Stocks	6%	6%
Exchange-Traded Funds	3%	3%

Fixed Income	29%	32%
Corporate Bonds	8%	14%
Collateralized Mortgage Obligations	6%	3%
Commercial Mortgage-Backed Securities	4%	0%
Asset-Backed	4%	5%
Government & Agency Obligations	3%	8%
Mortgage-Backed Securities Pass-Throughs	3%	0%
Exchange-Traded Funds	—	1%
Loan Participations and Assignments	1%	1%
Convertible Bonds	—	0%

Cash Equivalents	2%	6%
Cash Equivalents	1%	4%
Short-Term U.S. Treasury Obligations	1%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks, Preferred Stocks, Warrants, Corporate Bonds, Convertible Bonds, and Loan Participations and Assignments)	10/31/19	10/31/18
Financials	19%	20%
Information Technology	15%	13%
Communication Services	10%	11%
Consumer Discretionary	9%	9%
Health Care	9%	7%
Energy	8%	13%
Industrials	7%	9%
Consumer Staples	7%	6%
Utilities	7%	4%
Real Estate	6%	5%
Materials	3%	3%
	100%	100%

DWS Global Income Builder Fund	|	13

Five Largest Equity Holdings at October 31, 2019 (4.8% of Net Assets)		Percent
1	Apple, Inc.	1.5%
	Designs, manufactures and markets personal computing and mobile communication devices
2	Microsoft Corp.	1.4%
	Develops, manufactures, licenses, sells and supports software products
3	Japan Tobacco, Inc.	0.7%
	Manufactures, markets, and sells cigarettes and other tobacco products
4	Philip Morris International, Inc.	0.6%
	Licensees, produces, sells, distributes, and markets a wide range of branded cigarettes and tobacco products
5	AT&T, Inc.	0.6%
	An integrated telecommunications company

Five Largest Fixed-Income Long-Term Securities at October 31, 2019 (4.9% of Net Assets)		Percent
1	Federal National Mortgage Association	1.7%
	3.50%, 10/1/2049
2	Benchmark Mortgage Trust	1.1%
	2.952%, 08/15/2057
3	Federal Home Loan Mortgage Corp.	0.9%
	3.0%, 11/1/2049
4	JP Morgan Mortgage Trust	0.6%
	3.376%, 10/25/2046
5	Connecticut Avenue Securities Trust	0.6%
	3.823%, 07/25/2039

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 79 for contact information.

14	|	DWS Global Income Builder Fund

Investment Portfolio	as of October 31, 2019

	Shares	Value ($)
Common Stocks 57.6%
Communication Services 5.2%

Diversified Telecommunication Services 2.6%

AT&T, Inc.	113,552	4,370,597

BCE, Inc.	19,391	919,862

Deutsche Telekom AG (Registered)	50,762	892,489

Koninklijke KPN NV	320,704	994,720

Nippon Telegraph & Telephone Corp.	20,200	1,001,163

Orange SA	63,162	1,016,249

Proximus SA	30,982	949,442

Singapore Telecommunications Ltd.	365,100	884,683

Swisscom AG (Registered)	1,807	923,251

Telefonica SA	127,407	976,829

Telenor ASA	43,275	808,676

Telia Co. AB	239,796	1,053,784

TELUS Corp.	34,646	1,232,378

Verizon Communications, Inc.	53,427	3,230,731

		19,254,854

Entertainment 0.4%

NetEase, Inc. (ADR)	4,445	1,270,647

Walt Disney Co.	14,416	1,872,927

		3,143,574

Interactive Media & Services 1.0%

Alphabet, Inc. “A”*	1,577	1,985,128

Alphabet, Inc. “C”*	1,720	2,167,389

Facebook, Inc. “A”*	10,724	2,055,255

Tencent Holdings Ltd. (ADR)	29,675	1,201,837

		7,409,609

Media 0.8%

Comcast Corp. “A”	39,039	1,749,728

Interpublic Group of Companies, Inc.	40,340	877,395

ITV PLC	552,032	957,269

Omnicom Group, Inc.	11,294	871,784

Shaw Communications, Inc. “B”	42,489	867,136

WPP PLC	72,501	906,477

		6,229,789

Wireless Telecommunication Services 0.4%

KDDI Corp.	40,000	1,104,459

NTT DoCoMo, Inc.	44,100	1,209,113

Vodafone Group PLC	435,894	888,439

		3,202,011

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	15

	Shares	Value ($)
Consumer Discretionary 6.4%

Auto Components 0.1%
Bridgestone Corp.	22,400	929,410

Automobiles 1.8%

Bayerische Motoren Werke AG	12,727	974,331

Ford Motor Co.	267,972	2,301,879

General Motors Co.	26,305	977,494

Honda Motor Co., Ltd.	32,700	884,291

Nissan Motor Co., Ltd.	664,000	4,210,436

Renault SA	15,204	775,335

Subaru Corp.	42,000	1,204,424

Toyota Motor Corp.	26,700	1,852,266

		13,180,456

Diversified Consumer Services 0.4%

H&R Block, Inc.	36,449	910,861

New Oriental Education & Technology Group, Inc. (ADR)*	7,331	894,822

Tal Education Group (ADR)*	24,983	1,069,522

		2,875,205

Hotels, Restaurants & Leisure 0.8%

Carnival Corp.	20,410	875,385

Darden Restaurants, Inc.	7,567	849,547

Las Vegas Sands Corp.	22,448	1,388,184

McDonald’s Corp.	8,216	1,616,087

Starbucks Corp.	11,462	969,227

		5,698,430

Household Durables 0.8%

Barratt Developments PLC	180,887	1,481,108

Garmin Ltd.	10,002	937,688

Leggett & Platt, Inc.	22,624	1,160,611

Newell Brands, Inc.	63,148	1,197,918

Sekisui House Ltd.	59,400	1,282,018

		6,059,343

Internet & Direct Marketing Retail 0.6%

Amazon.com, Inc.*	1,686	2,995,449

Naspers Ltd. ADR	41,900	1,183,675

		4,179,124

Multiline Retail 0.5%

Kohl’s Corp.	23,522	1,205,738

Marks & Spencer Group PLC	395,567	930,729

Target Corp.	8,060	861,694

Wesfarmers Ltd.	34,283	938,242

		3,936,403

The accompanying notes are an integral part of the financial statements.

16	|	DWS Global Income Builder Fund

	Shares	Value ($)

Specialty Retail 1.2%

Hennes & Mauritz AB “B”	49,465	1,033,500

Home Depot, Inc.	11,823	2,773,439

L Brands, Inc.	159,300	2,714,472

Lowe’s Companies, Inc.	7,720	861,629

The Gap, Inc.	61,451	999,193

TJX Companies, Inc.	15,633	901,243

		9,283,476

Textiles, Apparel & Luxury Goods 0.2%

Tapestry, Inc.	36,943	955,346

VF Corp.	9,536	784,717

		1,740,063

Consumer Staples 4.9%

Beverages 0.8%

Ambev SA (ADR)	405,051	1,745,770

Coca-Cola Co.	45,290	2,465,135

PepsiCo, Inc.	14,549	1,995,686

		6,206,591

Food & Staples Retailing 0.3%

Walgreens Boots Alliance, Inc.	16,007	876,864

Walmart, Inc.	11,794	1,382,964

		2,259,828

Food Products 1.4%

Archer-Daniels-Midland Co.	22,085	928,453

Bunge Ltd.	15,519	838,026

General Mills, Inc.	15,902	808,776

Kellogg Co.	13,694	869,980

Kraft Heinz Co.	30,900	998,997

Mondelez International, Inc. “A”	15,538	814,968

Mowi ASA	37,195	906,494

Nestle SA (Registered)	29,993	3,200,986

The JM Smucker Co.	7,906	835,506

		10,202,186

Household Products 0.6%

Colgate-Palmolive Co.	11,804	809,755

Kimberly-Clark Corp.	6,357	844,718

Procter & Gamble Co.	25,122	3,127,940

		4,782,413

Personal Products 0.2%
Unilever NV (CVA)	18,063	1,068,836

Tobacco 1.6%

British American Tobacco PLC	59,899	2,099,021

Japan Tobacco, Inc.	231,700	5,251,949

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	17

	Shares	Value ($)

Philip Morris International, Inc.	57,424	4,676,611

		12,027,581

Energy 4.1%

Oil, Gas & Consumable Fuels

BP PLC	314,836	1,994,948

Chevron Corp.	18,447	2,142,435

Enbridge, Inc.	44,666	1,626,777

Eni SpA	61,397	930,210

Exxon Mobil Corp.	50,517	3,413,434

Gazprom PJSC (ADR)	319,659	2,561,268

Kinder Morgan, Inc.	51,073	1,020,438

LUKOIL PJSC (ADR)	26,602	2,448,980

Neste Oyj	26,396	954,078

Occidental Petroleum Corp.	23,482	951,021

ONEOK, Inc.	11,876	829,301

Pembina Pipeline Corp.	23,771	836,885

Petroleo Brasileiro SA (ADR) (Preferred)	119,144	1,934,899

Plains GP Holdings LP “A”*	41,489	770,036

Repsol SA	55,583	911,477

Royal Dutch Shell PLC “A”	76,677	2,217,518

Royal Dutch Shell PLC “B”	58,585	1,682,908

TOTAL SA	28,608	1,505,010

Valero Energy Corp.	10,416	1,010,144

Williams Companies, Inc.	41,417	924,013

		30,665,780

Financials 7.6%

Banks 4.5%

Australia & New Zealand Banking Group Ltd.	47,680	875,430

Banco Bradesco SA (ADR)	133,536	1,169,775

Banco Santander SA	214,321	860,138

Bank of America Corp.	44,637	1,395,799

Bank of Nova Scotia	18,394	1,054,956

BB&T Corp.	17,211	913,044

BNP Paribas SA	28,447	1,486,918

Canadian Imperial Bank of Commerce	10,853	925,443

Citigroup, Inc.	12,758	916,790

Commonwealth Bank of Australia	22,948	1,240,057

HSBC Holdings PLC	437,039	3,301,544

ICICI Bank Ltd. (ADR)	93,100	1,213,093

JPMorgan Chase & Co.	24,561	3,068,160

Lloyds Banking Group PLC	1,387,983	1,024,020

Mitsubishi UFJ Financial Group, Inc.	173,300	904,003

Mizuho Financial Group, Inc.	575,400	892,671

National Australia Bank Ltd.	68,185	1,340,357

The accompanying notes are an integral part of the financial statements.

18	|	DWS Global Income Builder Fund

	Shares	Value ($)

People’s United Financial, Inc.	56,820	918,779

Royal Bank of Canada	17,715	1,428,928

Sberbank of Russia PJSC (ADR)	129,553	1,904,753

Skandinaviska Enskilda Banken AB “A”	130,123	1,246,626

Sumitomo Mitsui Financial Group, Inc.	25,700	911,815

Toronto-Dominion Bank	22,127	1,263,512

Wells Fargo & Co.	40,410	2,086,368

Westpac Banking Corp.	67,560	1,309,344

		33,652,323

Capital Markets 0.3%

CME Group, Inc.	4,103	844,192

UBS Group AG (Registered)*	119,407	1,406,003

		2,250,195

Insurance 2.8%

Admiral Group PLC	36,234	948,280

Ageas	16,219	933,613

Allianz SE (Registered)	4,865	1,188,175

American Financial Group, Inc.	8,638	898,698

Assicurazioni Generali SpA	60,720	1,231,156

AXA SA	56,596	1,493,651

Baloise Holding AG (Registered)	4,935	910,510

Chubb Ltd.	5,285	805,540

Fidelity National Financial, Inc.	18,740	859,042

Great-West Lifeco, Inc.	45,092	1,096,573

MetLife, Inc.	18,911	884,846

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,571	991,174

NN Group NV	25,732	979,782

Poste Italiane SpA 144A	81,070	983,843

Power Corp. of Canada	48,313	1,118,047

Power Financial Corp.	53,592	1,253,233

Swiss Life Holding AG (Registered)	1,798	899,058

Swiss Re AG	17,698	1,852,933

Zurich Insurance Group AG	5,135	2,005,581

		21,333,735

Health Care 5.3%

Biotechnology 0.9%

AbbVie, Inc.	38,627	3,072,778

Amgen, Inc.	8,903	1,898,565

Gilead Sciences, Inc.	23,951	1,525,918

		6,497,261

Health Care Equipment & Supplies 0.4%

Abbott Laboratories	16,572	1,385,585

Medtronic PLC	15,075	1,641,668

		3,027,253

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	19

	Shares	Value ($)

Health Care Providers & Services 0.5%

Cardinal Health, Inc.	18,447	912,204

CVS Health Corp.	15,587	1,034,821

UnitedHealth Group, Inc.	7,683	1,941,494

		3,888,519

Pharmaceuticals 3.5%

Astellas Pharma, Inc.	60,400	1,032,734

AstraZeneca PLC	14,549	1,415,402

Bayer AG (Registered)	13,603	1,056,885

Bristol-Myers Squibb Co.	29,903	1,715,535

Eli Lilly & Co.	10,597	1,207,528

GlaxoSmithKline PLC	84,287	1,927,167

Johnson & Johnson	31,431	4,150,149

Merck & Co., Inc.	32,579	2,823,296

Novartis AG (Registered)	26,230	2,286,596

Novo Nordisk AS “B”	18,222	996,759

Pfizer, Inc.	69,207	2,655,473

Roche Holding AG (Genusschein)	8,868	2,669,418

Sanofi	15,357	1,414,044

Takeda Pharmaceutical Co., Ltd.	33,300	1,197,305

		26,548,291

Industrials 4.7%

Aerospace & Defense 0.8%

BAE Systems PLC	124,834	932,352

Boeing Co.	4,345	1,476,909

General Dynamics Corp.	4,694	829,899

Lockheed Martin Corp.	2,525	951,117

Raytheon Co.	4,537	962,797

United Technologies Corp.	6,511	934,849

		6,087,923

Air Freight & Logistics 0.1%
United Parcel Service, Inc. “B”	8,335	959,942

Airlines 0.3%

Deutsche Lufthansa AG (Registered)	53,539	927,821

easyJet PLC	71,770	1,150,830

		2,078,651

Building Products 0.1%
Johnson Controls International PLC	20,254	877,606

Commercial Services & Supplies 0.1%

Quad Graphics, Inc.	10	45

Waste Management, Inc.	7,310	820,255

		820,300

The accompanying notes are an integral part of the financial statements.

20	|	DWS Global Income Builder Fund

	Shares	Value ($)

Construction & Engineering 0.4%

ACS Actividades de Construccion y Servicios SA	22,400	909,610

Bouygues SA	22,719	962,812

Kajima Corp.	70,300	964,357

		2,836,779

Electrical Equipment 0.4%

ABB Ltd. (Registered)	45,809	961,255

Eaton Corp. PLC	10,828	943,227

Emerson Electric Co.	13,456	943,939

		2,848,421

Industrial Conglomerates 0.4%

3M Co.	5,467	902,000

Honeywell International, Inc.	6,314	1,090,617

Siemens AG (Registered)	8,458	975,158

		2,967,775

Machinery 0.6%

Caterpillar, Inc.	7,168	987,750

Cummins, Inc.	5,622	969,683

Illinois Tool Works, Inc.	5,654	953,151

PACCAR, Inc.	19,130	1,455,028

		4,365,612

Marine 0.1%
Kuehne + Nagel International AG (Registered)	5,934	959,020

Professional Services 0.5%

Adecco Group AG (Registered)	15,674	928,701

Nielsen Holdings PLC	145,913	2,941,606

		3,870,307

Road & Rail 0.3%

Aurizon Holdings Ltd.	217,907	885,173

Union Pacific Corp.	5,935	982,005

		1,867,178

Trading Companies & Distributors 0.6%

ITOCHU Corp.	50,900	1,063,575

Marubeni Corp.	131,500	923,306

Mitsubishi Corp.	34,700	879,531

Mitsui & Co., Ltd.	52,700	903,666

Sumitomo Corp.	57,400	928,231

		4,698,309

Information Technology 10.5%

Communications Equipment 0.7%

Cisco Systems, Inc.	54,444	2,586,635

Juniper Networks, Inc.	36,546	907,072

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	21

	Shares	Value ($)

Motorola Solutions, Inc.	5,156	857,546

Nokia Oyj	220,647	812,228

		5,163,481

Electronic Equipment, Instruments & Components 0.2%

Corning, Inc.	30,324	898,500

TE Connectivity Ltd.	9,456	846,312

		1,744,812

IT Services 2.9%

Accenture PLC “A”	7,638	1,416,238

Automatic Data Processing, Inc.	7,200	1,168,056

Broadridge Financial Solutions, Inc.	7,105	889,688

Cognizant Technology Solutions Corp. “A”	14,267	869,431

Fidelity National Information Services, Inc.	6,672	879,103

Fujitsu Ltd.	10,900	962,226

Infosys Ltd. (ADR)	115,997	1,112,411

International Business Machines Corp.	24,507	3,277,321

Leidos Holdings, Inc.	10,317	889,635

MasterCard, Inc. “A”	8,665	2,398,559

Paychex, Inc.	16,378	1,369,856

PayPal Holdings, Inc.*	8,211	854,765

Sabre Corp.	38,705	908,794

Visa, Inc. “A”	16,843	3,012,539

Western Union Co.	67,603	1,694,131

		21,702,753

Semiconductors & Semiconductor Equipment 2.1%

Analog Devices, Inc.	8,076	861,144

Broadcom, Inc.	6,397	1,873,361

Intel Corp.	44,264	2,502,244

KLA Corp.	5,546	937,496

Maxim Integrated Products, Inc.	18,276	1,072,070

QUALCOMM., Inc.	16,736	1,346,244

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	81,157	4,190,136

Texas Instruments, Inc.	14,054	1,658,231

Tokyo Electron Ltd.	4,500	904,343

		15,345,269

Software 2.4%

Adobe, Inc.*	4,330	1,203,437

Intuit, Inc.	3,147	810,352

Microsoft Corp.	74,684	10,707,445

Oracle Corp.	28,604	1,558,632

salesforce.com, Inc.*	5,856	916,405

SAP SE	8,703	1,151,643

ServiceNow, Inc.*	3,318	820,409

The accompanying notes are an integral part of the financial statements.

22	|	DWS Global Income Builder Fund

	Shares	Value ($)

Trend Micro, Inc.	19,800	999,974

		18,168,297

Technology Hardware, Storage & Peripherals 2.2%

Apple, Inc.	44,176	10,989,222

Canon, Inc.	48,300	1,313,359

HP, Inc.	49,594	861,448

Seagate Technology PLC	27,355	1,587,410

Seiko Epson Corp.	64,900	915,284

Western Digital Corp.	14,369	742,159

		16,408,882

Materials 2.0%

Chemicals 0.9%

Air Products & Chemicals, Inc.	4,020	857,305

BASF SE	13,120	997,999

Dow, Inc.*	31,645	1,597,756

Linde PLC	4,490	890,591

LyondellBasell Industries NV “A”	10,738	963,199

Mitsubishi Chemical Holdings Corp.	121,000	919,910

		6,226,760

Construction Materials 0.1%
LafargeHolcim Ltd. (Registered)*	18,349	945,977

Containers & Packaging 0.4%

Amcor PLC*	126,590	1,205,137

International Paper Co.	22,280	973,190

Westrock Co.	25,015	934,811

		3,113,138

Metals & Mining 0.5%

JFE Holdings, Inc.	70,300	880,042

Vale SA (ADR)*	220,971	2,594,200

		3,474,242

Paper & Forest Products 0.1%
UPM-Kymmene Oyj	29,972	973,691

Real Estate 3.2%

Equity Real Estate Investment Trusts (REITs)

Ascendas Real Estate Investment Trust	456,100	1,061,683

British Land Co. PLC	131,019	1,054,515

Crown Castle International Corp.	6,597	915,598

Healthpeak Properties, Inc.	26,010	978,496

Host Hotels & Resorts, Inc.	50,167	822,237

Kimco Realty Corp.	160,953	3,470,147

Mid-America Apartment Communities, Inc.	6,453	896,903

National Retail Properties, Inc.	16,061	946,154

Prologis, Inc.	9,891	868,034

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	23

	Shares	Value ($)

Public Storage	3,756	837,062

Realty Income Corp.	12,373	1,011,988

RioCan Real Estate Investment Trust	43,496	872,826

Scentre Group	316,950	834,305

Simon Property Group, Inc.	7,224	1,088,512

Stockland	366,057	1,231,508

Ventas, Inc.	12,237	796,629

VEREIT, Inc.	159,875	1,573,170

Vicinity Centres	536,614	986,159

Welltower, Inc.	11,320	1,026,611

Weyerhaeuser Co.	34,258	1,000,676

WP Carey, Inc.	14,738	1,356,780

		23,629,993

Utilities 3.7%

Electric Utilities 2.1%

American Electric Power Co., Inc.	9,389	886,228

Duke Energy Corp.	13,136	1,238,199

EDP - Energias de Portugal SA	221,985	913,386

Endesa SA	47,328	1,287,602

Enel SpA	129,653	1,004,847

Entergy Corp.	8,108	984,960

Evergy, Inc.	13,079	835,879

Exelon Corp.	18,182	827,099

FirstEnergy Corp.	17,959	867,779

Fortum Oyj	43,638	1,065,089

NextEra Energy, Inc.	4,678	1,114,954

OGE Energy Corp.	20,106	865,764

PPL Corp.	45,661	1,529,187

Red Electrica Corp. SA	53,181	1,070,714

Southern Co.	21,895	1,371,941

		15,863,628

Gas Utilities 0.3%

Naturgy Energy Group SA	40,696	1,107,918

Snam SpA	166,154	852,601

		1,960,519

Multi-Utilities 1.3%

AGL Energy Ltd.	67,745	922,003

CenterPoint Energy, Inc.	30,778	894,716

Consolidated Edison, Inc.	9,577	883,191

Dominion Energy, Inc	17,692	1,460,475

DTE Energy Co.	6,539	832,546

Engie SA	56,337	941,750

National Grid PLC	83,845	977,929

Public Service Enterprise Group, Inc.	14,250	902,168

The accompanying notes are an integral part of the financial statements.

24	|	DWS Global Income Builder Fund

	Shares	Value ($)

Sempra Energy	6,051	874,430

WEC Energy Group, Inc.	9,001	849,694

		9,538,902
Total Common Stocks (Cost $370,472,909)		431,030,706

Preferred Stocks 5.3%
Communication Services 0.4%
AT&T, Inc. 5.35%	100,000	2,698,000

Financials 4.7%

AGNC Investment Corp. Series B, 7.75%	80,000	2,012,800

AGNC Investment Corp. Series C, 7.0%	64,439	1,670,903

Bank of America Corp. Series Y, 6.5%	75,000	1,917,000

BB&T Corp. 5.625%	75,000	1,995,750

Capital One Financial Corp. Series G, 5.2%	100,000	2,561,000

Charles Schwab Corp. Series D, 5.95%	75,000	2,003,250

Citigroup, Inc. Series S, 6.3%	75,000	1,968,000

Fifth Third Bancorp. Series I, 6.625%	75,000	2,139,000

JPMorgan Chase & Co. Series AA, 6.1%	75,000	1,924,500

KeyCorp Series E, 6.125%	75,000	2,248,500

Kimco Realty Corp. Series L, 5.125%	75,000	1,905,000

Morgan Stanley Series K, 5.85%	75,000	2,074,500

PNC Financial Services Group, Inc. Series P, 6.125%	75,000	2,039,250

Prologis, Inc. Series Q, 8.54%	236	16,817

Regions Financial Corp. Series B, 6.375%	80,000	2,284,000

Simon Property Group, Inc. Series J, 8.375%	17,000	1,180,650

The Goldman Sachs Group, Inc. Series J, 5.5%	73,000	1,981,220

VEREIT, Inc. Series F, 6.7%	68,002	1,727,251

Wells Fargo & Co. Series Y, 5.625%	75,000	1,977,750

		35,627,141

Utilities 0.2%
Dominion Energy, Inc. Series A, 5.25%	60,000	1,558,800
Total Preferred Stocks (Cost $40,217,909)		39,883,941

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (a) (Cost $90,209)	506	16,168

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	25

	Principal Amount ($) (b)	Value ($)
Corporate Bonds 8.1%
Communication Services 1.6%

CCO Holdings LLC, 144A, 5.875%, 5/1/2027	1,535,000	1,627,100

Netflix, Inc.:

4.375%, 11/15/2026	1,000,000	1,017,800

5.5%, 2/15/2022	2,100,000	2,226,000

5.875%, 11/15/2028	812,000	894,215

Symantec Corp., 3.95%, 6/15/2022	1,475,000	1,515,956

VeriSign, Inc.:

4.625%, 5/1/2023	1,650,000	1,678,875

5.25%, 4/1/2025	1,650,000	1,806,750

Verizon Communications, Inc., 4.016%, 12/3/2029	700,000	783,504

		11,550,200

Consumer Discretionary 0.1%

Ford Motor Credit Co. LLC, 4.542%, 8/1/2026	489,000	492,561

Las Vegas Sands Corp., 3.9%, 8/8/2029	270,000	277,785

		770,346

Consumer Staples 0.2%

Altria Group, Inc., 5.95%, 2/14/2049	380,000	447,001

Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	699,000	923,105

PepsiCo, Inc., 3.375%, 7/29/2049	275,000	293,585

		1,663,691

Energy 1.8%

Apache Corp., 4.25%, 1/15/2030	1,266,000	1,232,931

Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	1,000,000	1,108,840

Cheniere Energy Partners LP, 5.625%, 10/1/2026	1,700,000	1,795,625

Devon Energy Corp., 5.0%, 6/15/2045	610,000	694,045

Empresa Nacional del Petroleo, 144A, 5.25%, 11/6/2029	940,000	1,059,356

Energy Transfer Operating LP:

5.5%, 6/1/2027	1,000,000	1,122,726

6.25%, 4/15/2049	380,000	453,824

Enterprise Products Operating LLC, 4.2%, 1/31/2050	1,845,000	1,951,111

Hess Corp., 5.8%, 4/1/2047	400,000	464,707

Kinder Morgan, Inc., 5.2%, 3/1/2048	370,000	420,893

MPLX LP, 5.5%, 2/15/2049	390,000	438,322

Occidental Petroleum Corp., 3.5%, 8/15/2029	506,000	512,715

Plains All American Pipeline LP, 2.85%, 1/31/2023	230,000	231,011

Range Resources Corp.:

5.0%, 8/15/2022	2,000,000	1,850,000

5.875%, 7/1/2022	175,000	166,250

		13,502,356

The accompanying notes are an integral part of the financial statements.

26	|	DWS Global Income Builder Fund

	Principal Amount ($) (b)	Value ($)
Financials 1.5%

Banco Santander SA, 2.706%, 6/27/2024	1,800,000	1,827,907

BB&T Corp., 4.8%, Perpetual (c)	2,000,000	2,035,000

BPCE SA, 144A, 4.875%, 4/1/2026	1,300,000	1,427,093

Citigroup, Inc., 3.98%, 3/20/2030	690,000	752,171

GE Capital International Funding Co., 4.418%, 11/15/2035	550,000	580,496

Hartford Financial Services Group, Inc., 2.8%, 8/19/2029	240,000	241,113

PayPal Holdings, Inc.:

2.65%, 10/1/2026	506,000	512,121

2.85%, 10/1/2029	1,200,000	1,207,166

REC Ltd., 144A, 5.25%, 11/13/2023	805,000	865,544

Synchrony Financial, 4.375%, 3/19/2024	540,000	574,334

The Allstate Corp., 3.85%, 8/10/2049	190,000	211,796

Wells Fargo & Co., 3.196%, 6/17/2027	580,000	600,886

		10,835,627

Health Care 1.1%

AbbVie, Inc., 4.875%, 11/14/2048	450,000	496,830

Bristol-Myers Squibb Co., 144A, 4.25%, 10/26/2049	1,460,000	1,707,434

CVS Health Corp., 5.05%, 3/25/2048	1,595,000	1,838,447

HCA, Inc.:

4.125%, 6/15/2029	600,000	635,643

5.25%, 6/15/2026	1,000,000	1,119,029

7.5%, 2/15/2022	1,800,000	1,997,100

UnitedHealth Group, Inc., 2.875%, 8/15/2029	327,000	336,148

		8,130,631

Industrials 0.5%

BBA U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028 (d)	1,165,000	1,156,262

Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	850,000	905,208

Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	1,550,000	1,586,812

		3,648,282

Information Technology 0.2%

Fiserv, Inc., 3.5%, 7/1/2029	820,000	867,414

NXP BV, 144A, 3.875%, 6/18/2026	890,000	937,075

		1,804,489

Real Estate 0.3%

American Tower Corp., (REIT), 3.8%, 8/15/2029	900,000	962,130

Office Properties Income Trust:

(REIT), 4.0%, 7/15/2022	555,000	567,407

(REIT), 4.15%, 2/1/2022	260,000	266,036

(REIT), 4.25%, 5/15/2024	210,000	215,756

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	27

	Principal Amount ($) (b)		Value ($)

Omega Healthcare Investors, Inc.:

(REIT), 4.5%, 4/1/2027 (e)		230,000	248,363

(REIT), 4.75%, 1/15/2028		260,000	284,235

			2,543,927

Utilities 0.8%

NextEra Energy Operating Partners LP:

144A, 3.875%, 10/15/2026		1,035,000	1,032,412

144A, 4.25%, 7/15/2024		1,570,000	1,612,704

Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	1,505,000	1,844,902

Southern California Edison Co., Series E, 3.7%, 8/1/2025		1,650,000	1,749,262

			6,239,280
Total Corporate Bonds (Cost $58,702,553)			60,688,829

Asset-Backed 3.5%
Automobile Receivables 2.7%

AmeriCredit Automobile Receivables Trust, “C”, Series 2019-2, 2.74%, 4/18/2025		4,080,000	4,131,555

Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2019-1A, 144A, 4.53%, 3/20/2023		700,000	721,390

CPS Auto Receivables Trust, “E”, Series 2015-C, 144A, 6.54%, 8/16/2021		1,500,000	1,549,352

Ford Credit Floorplan Master Owner Trust A, “A”, Series 2019-4, 2.44%, 9/15/2026		4,080,000	4,128,406

GMF Floorplan Owner Revolving Trust, “C”, Series 2019-1, 144A, 3.06%, 4/15/2024		1,540,000	1,563,420

Hertz Vehicle Financing II LP, “A”, Series 2018-1A, 144A, 3.29%, 2/25/2024		3,200,000	3,282,287

Hyundai Auto Receivables Trust, “C”, Series 2019-B, 2.4%, 6/15/2026 (d)		3,500,000	3,498,962

Santander Drive Auto Receivables Trust, “C”, Series 2019-1, 3.42%, 4/15/2025		1,500,000	1,532,690

			20,408,062

Credit Card Receivables 0.2%

Chase Issuance Trust, “A1”, Series 2018-A1, 1-month USD-LIBOR + 0.200%, 2.121%**, 4/17/2023		1,000,000	1,000,001

Citibank Credit Card Issuance Trust, “A7”, Series 2017-A7, 1-month USD-LIBOR + 0.370%, 2.348%**, 8/8/2024		841,000	841,169

			1,841,170

Miscellaneous 0.6%

Dell Equipment Finance Trust, “D”, Series 2017-1, 144A, 3.44%, 4/24/2023		980,000	982,921

Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026		284,512	283,297

The accompanying notes are an integral part of the financial statements.

28	|	DWS Global Income Builder Fund

	Principal Amount ($) (b)	Value ($)

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	2,859,568	2,911,607

		4,177,825
Total Asset-Backed (Cost $26,121,779)		26,427,057

Mortgage-Backed Securities Pass-Throughs 2.9%

Federal Home Loan Mortgage Corp.:

3.0%, 11/1/2049	7,000,000	7,063,306

6.0%, 11/1/2021	8,519	9,408

Federal National Mortgage Association:

3.5%, 10/1/2049	12,445,725	12,800,766

4.0%, with various maturities from 12/1/2042 until 8/1/2049	1,862,541	1,988,511

Government National Mortgage Association, 6.5%, 8/20/2034	37,725	44,634

Total Mortgage-Backed Securities Pass-Throughs (Cost $21,868,252)		21,906,625

Commercial Mortgage-Backed Securities 3.7%

Benchmark Mortgage Trust, “A4” Series 2019-B13, 2.952%, 8/15/2057	7,600,000	7,916,997

BX Commercial Mortgage Trust, “D”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.300%, 3.214%**, 11/15/2035	785,279	786,757

Citigroup Commercial Mortgage Trust:

“C”, Series PRM-2019, 144A, 3.896%, 5/10/2036	2,516,145	2,625,693

“D”, Series PRM-2019, 144A, 4.35%, 5/10/2036	2,625,000	2,755,630

DBWF Mortgage Trust, “C”, Series 2018-GLKS, 144A, 1-month USD-LIBOR + 1.750%, 3.596%**, 11/19/2035	1,250,000	1,250,773

FHLMC Multifamily Structured Pass-Through Certificates:

“X1”, Series K043, Interest Only, 0.538%**, 12/25/2024	7,324,703	178,826

“X1P”, Series KL05, Interest Only, 0.892%**, 6/25/2029	28,700,000	2,136,856

GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	1,962,211	1,876,313

GS Mortgage Securities Corp., Trust, “C”, Series 2018-FBLU, 144A, 1-month USD-LIBOR + 1.600%, 3.521%**, 11/15/2035	2,750,000	2,751,682

MTRO Commercial Mortgage Trust, “C”, Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.300%, 3.221%**, 12/15/2033	1,255,000	1,252,242

Multifamily Connecticut Avenue Securities Trust, 144A, 1-month USD-LIBOR + 1.700%, 3.5%**, 10/15/2049	2,100,000	2,114,435

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	29

	Principal Amount ($) (b)	Value ($)

NYT Mortgage Trust, “B”, Series 2019-NYT, 144A, 1-month USD-LIBOR + 1.400%, 3.314%**, 11/15/2035	2,000,000	2,008,147

Total Commercial Mortgage-Backed Securities (Cost $27,529,663)		27,654,351

Collateralized Mortgage Obligations 5.7%

Connecticut Avenue Securities Trust:

“1M2”, Series 2019-R05, 144A, 1-month USD-LIBOR + 2.000%, 3.823%**, 7/25/2039	4,400,000	4,408,101

“1M2”, Series 2019-R03, 144A, 1-month USD-LIBOR + 2.150%, 3.973%**, 9/25/2031	980,000	983,226

“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.300%, 4.123%**, 8/25/2031	1,563,333	1,572,802

Fannie Mae Connecticut Avenue Securities:

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 3.823%**, 3/25/2031	1,041,667	1,043,500

“1M2”, Series 2018-C03, 1-month USD-LIBOR + 2.150%, 3.973%**, 10/25/2030	1,000,000	1,005,394

“1M2”, Series 2018-C01, 1-month USD-LIBOR + 2.250%, 4.073%**, 7/25/2030	1,600,000	1,615,532

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 4.173%**, 1/25/2031	2,400,000	2,423,787

Federal Home Loan Mortgage Corp.:

“GV”, Series 4827, 4.0%, 7/15/2031	3,716,526	3,886,826

“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	216,671	23,636

“AS”, Series 4885, Interest Only, 6.050% minus 1-month USD-LIBOR, 4.129%**, 6/15/2049	8,009,698	1,663,457

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	3,836,365	683,521

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	680,444	19,129

Federal National Mortgage Association:

“WO”, Series 2013-27, Principal Only, Zero Coupon, 12/25/2042	1,200,000	862,824

“ZL”, Series 2017-55, 3.0%, 10/25/2046	1,608,622	1,585,872

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	985,193	167,705

“I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	268,803	39,069

Freddie Mac Structured Agency Credit Risk Debt Notes:

“M2”, Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.650%, 4.473%**, 1/25/2049	360,000	364,676

“M2”, Series 2019-DNA3, 144A, 1-month USD-LIBOR + 2.050%, 3.873%**, 7/25/2049	2,100,000	2,103,289

“M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.450%, 4.273%**, 3/25/2049	3,850,000	3,877,765

“M2”, Series 2017-DNA3, 1-month USD-LIBOR + 2.500%, 4.323%**, 3/25/2030	1,000,000	1,020,019

The accompanying notes are an integral part of the financial statements.

30	|	DWS Global Income Builder Fund

	Principal Amount ($) (b)	Value ($)

Government National Mortgage Association:

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	770,060	64,744

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	590,064	91,862

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	571,475	88,805

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	394,274	60,263

JP Morgan Mortgage Trust, “AM”, Series 2016-3, 144A, 3.376%**, 10/25/2046	4,663,707	4,753,030

New Residential Mortgage Loan:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	2,851,831	2,861,378

“A1”, Series 2019-NQM2, 144A, 3.599%, 4/25/2049	853,794	865,246

STACR Trust, “M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 3.923%**, 9/25/2048	1,945,946	1,952,880

Verus Securitization Trust, “A1”, Series 2019-INV1, 144A, 3.402%, 12/25/2059	2,771,806	2,802,909

Total Collateralized Mortgage Obligations (Cost $41,518,890)		42,891,247

Government & Agency Obligations 3.0%
Sovereign Bonds 0.7%

Perusahaan Penerbit SBSN Indonesia III, 144A, 4.45%, 2/20/2029	450,000	496,125

Republic of Indonesia, 4.45%, 2/11/2024	680,000	729,618

Republic of Kazakhstan, 144A, 1.55%, 11/9/2023	EUR 1,555,000	1,817,017

Republic of South Africa, 4.875%, 4/14/2026	1,025,000	1,056,650

State of Qatar, 144A, 3.25%, 6/2/2026	1,000,000	1,048,680

		5,148,090

U.S. Treasury Obligation 2.3%
U.S. Treasury Notes, 2.5%, 5/31/2020	17,000,000	17,085,000

Total Government & Agency Obligations (Cost $22,064,002)		22,233,090

Loan Participations and Assignments 0.6%
Senior Loans **

Hilton Worldwide Finance LLC, Term Loan B2, 1-month USD LIBOR + 1.750%, 3.573%, 6/22/2026	1,389,236	1,396,557

Outfront Media Capital LLC, Term Loan B, 3-month USD LIBOR + 2.000%, 3.94%, 3/18/2024	1,145,149	1,151,768

SBA Senior Finance II LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 3.79%, 4/11/2025	703,828	706,387

TransDigm, Inc., Term Loan F, 1-month USD LIBOR + 2.500%, 4.286%, 6/9/2023	1,268,081	1,264,017

Total Loan Participations and Assignments (Cost $4,507,306)		4,518,729

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	31

	Shares	Value ($)
Exchange-Traded Funds 2.8%
Vanguard Real Estate ETF (Cost $19,433,593)	221,870	20,922,341

	Principal Amount ($)	Value ($)
Short-Term U.S. Treasury Obligations 1.4%

U.S. Treasury Bills:

1.598%***, 9/10/2020 (f)	2,300,000	2,270,005

1.806%***, 7/16/2020 (g)	8,295,000	8,204,343

Total Short-Term U.S. Treasury Obligations (Cost $10,455,590)		10,474,348

	Shares	Value ($)
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.72% (h) (i) (Cost $250,800)	250,800	250,800

Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 1.82% (h) (Cost $6,452,810)	6,452,810	6,452,810

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $649,686,265)	95.5	715,351,042
Other Assets and Liabilities, Net	4.5	33,688,224

Net Assets	100.0	749,039,266

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2019 are as follows:

Value ($) at 10/31/2018	Pur- chases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2019	Value ($) at 10/31/2019
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.72% (h) (i)
16,553,728	—	16,302,928	(j)	—	—	146,216	—	250,800	250,800
Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 1.82% (h)
32,523,513	361,749,414	387,820,117		—	—	432,482	—	6,452,810	6,452,810
49,077,241	361,749,414	404,123,045		—	—	578,698	—	6,703,610	6,703,610

The accompanying notes are an integral part of the financial statements.

32	|	DWS Global Income Builder Fund

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Investment was valued using significant unobservable inputs.

(b)	Principal amount stated in U.S. dollars unless otherwise noted.

(c)	Perpetual, callable security with no stated maturity date.

(d)	When-issued, delayed delivery or forward commitment securities included.

(e)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2019 amounted to $246,203, which is 0.03% of net assets.

(f)	At October 31, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g)	At October 31, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(i)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

ASX: Australian Securities Exchange

CVA: Certificaten Van Aandelen (Certificate of Stock)

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

MSCI: Morgan Stanley Capital International

PJSC: Public Joint Stock Company

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

S&P: Standard & Poor’s

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	33

At October 31, 2019, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/19/2019	204	26,850,431	26,580,563	(269,868)
2 Year U.S. Treasury Note	USD	12/31/2019	762	164,695,047	164,288,390	(406,657)
3 Month Euro Euribor Interest Rate	EUR	9/14/2020	11	3,079,126	3,080,876	1,750
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	9/14/2020	12	3,066,927	3,064,166	(2,761)
3 Month Euroyen Futures	JPY	9/14/2020	13	3,011,842	3,010,140	(1,702)
3 Month Sterling (Short Sterling) Interest Rate	GBP	9/16/2020	20	3,214,395	3,217,326	2,931
90 Day Eurodollar Time Deposit	USD	9/14/2020	12	2,952,787	2,956,800	4,013
ASX 90 Day Bank Accepted Bills	AUD	9/10/2020	18	12,375,383	12,383,261	7,878
MSCI Emerging Market Index	USD	12/20/2019	292	14,901,642	15,204,440	302,798
Ultra 10 Year U.S. Treasury Note	USD	12/19/2019	257	36,967,940	36,522,109	(445,831)
Total net unrealized depreciation						(807,449)

At October 31, 2019, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
Euro Stoxx 50 Index	EUR	12/20/2019	638	24,923,387	25,680,244	(756,857)
S&P 500 E-Mini Index	USD	12/20/2019	81	12,156,272	12,294,990	(138,718)
TOPIX Index	JPY	12/12/2019	33	4,701,247	5,098,667	(397,420)
Total unrealized depreciation						(1,292,995)

The accompanying notes are an integral part of the financial statements.

34	|	DWS Global Income Builder Fund

At October 31, 2019, open credit default swap contracts sold were as follows:

Bilateral Swaps

Underlying Reference Obligation	Fixed Cash Flows Received/ Frequency	Counterparty/ Expiration Date	Notional Amount (k)	Currency	Value ($)	Upfront Payments Received ($)	Unrealized Appreciation ($)
Markit Commercial Mortgage Backed Securities Index Series 12	2.0%/ Monthly	Morgan Stanley 8/17/2061	3,000,000	USD	(30,135)	(91,605)	61,470

(k)

The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At October 31, 2019, open interest rate swap contracts were as follows:

Centrally Cleared Swaps

Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
Fixed — 2.636% Semi-Annually	Floating — 3-Month LIBOR Quarterly	1/21/2020 1/21/2025	10,900,000	USD	(616,080)	—	(616,080)
Fixed — 1.961% Semi-Annually	Floating — 3-Month LIBOR Quarterly	6/28/2019 6/28/2029	2,200,000	USD	(83,896)	—	(83,896)
Fixed — 2.729% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/4/2019 3/5/2029	2,200,000	USD	(223,362)	—	(223,362)

Total unrealized depreciation							(923,338)

LIBOR: London Interbank Offered Rate; 3-month LIBOR rate as of October 31, 2019 is 1.902%.

At October 31, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	9,300,000	USD	10,277,524	11/21/2019	(106,163)	State Street Bank and Trust

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	35

Currency Abbreviations
AUD Australian Dollar	GBP British Pound
CHF Swiss Franc	JPY Japanese Yen
EUR Euro	USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$24,672,794	$14,567,043	$—	$39,239,837
Consumer Discretionary	31,385,820	16,496,090	—	47,881,910
Consumer Staples	24,020,149	12,527,286	—	36,547,435
Energy	20,469,631	10,196,149	—	30,665,780
Financials	26,019,571	31,216,682	—	57,236,253
Health Care	25,965,014	13,996,310	—	39,961,324
Industrials	19,982,425	15,255,398	—	35,237,823
Information Technology	71,474,437	7,059,057	—	78,533,494
Materials	10,016,189	4,717,619	—	14,733,808
Real Estate	18,461,823	5,168,170	—	23,629,993
Utilities	17,219,210	10,143,839	—	27,363,049
Preferred Stocks (l)	39,883,941	—	—	39,883,941
Warrants	—	—	16,168	16,168
Fixed Income Investments (l)
Corporate Bonds	—	60,688,829	—	60,688,829
Asset-Backed	—	26,427,057	—	26,427,057
Mortgage-Backed Securities Pass-Throughs	—	21,906,625	—	21,906,625
Commercial Mortgage-Backed Securities	—	27,654,351	—	27,654,351
Collateralized Mortgage Obligations	—	42,891,247	—	42,891,247
Government & Agency Obligations	—	22,233,090	—	22,233,090
Loan Participations and Assignments	—	4,518,729	—	4,518,729
Short-Term U.S. Treasury Obligations	—	10,474,348	—	10,474,348
Exchange-Traded Funds	20,922,341	—	—	20,922,341
Short-Term Investments (l)	6,703,610	—	—	6,703,610
Derivatives (m)
Futures Contracts	319,370	—	—	319,370
Credit Default Swap Contracts	—	61,470	—	61,470
Total	$357,516,325	$358,199,389	$16,168	$715,731,882

The accompanying notes are an integral part of the financial statements.

36	|	DWS Global Income Builder Fund

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (m)
Futures Contracts	$(2,419,814)	$—	$—	$(2,419,814)
Interest Rate Swap Contracts	—	(923,338)	—	(923,338)
Forward Foreign Currency Contracts	—	(106,163)	—	(106,163)
Total	$(2,419,814)	$(1,029,501)	$—	$(3,449,315)

(l)	See Investment Portfolio for additional detailed categorizations.

(m)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	37

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $642,982,655) — including $246,203 of securities loaned	$708,647,432
Investment in DWS Government & Agency Securities Portfolio (cost $250,800)*	250,800
Investment in DWS Central Cash Management Government Fund (cost $6,452,810)	6,452,810
Cash	743,064
Foreign currency, at value (cost $5,763,058)	5,854,006
Receivable for investments sold	30,318,188
Receivable for investments sold — when issued/delayed delivery securities	12,271,099
Receivable for Fund shares sold	216,320
Dividends receivable	1,200,741
Interest receivable	1,206,813
Receivable for variation margin on futures contracts	686,594
Unrealized appreciation on bilateral swap contracts	61,470
Foreign taxes recoverable	360,341
Other assets	41,075
Total assets	768,310,753

Liabilities
Payable upon return of securities loaned	250,800
Payable for investments purchased — when-issued/delayed delivery securities	16,945,233
Payable for Fund shares redeemed	842,867
Payable for variation margin on centrally cleared swaps	97,200
Unrealized depreciation on forward foreign currency contracts	106,163
Upfront payments received on swap contracts	91,605
Accrued management fee	233,571
Accrued Trustees’ fees	9,843
Other accrued expenses and payables	694,205
Total liabilities	19,271,487
Net assets, at value	$749,039,266

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

38	|	DWS Global Income Builder Fund

Statement of Assets and Liabilities as of October 31, 2019 (continued)

Net Assets Consist of

Distributable earnings (loss)	$63,185,160
Paid-in capital	685,854,106
Net assets, at value	$749,039,266

Net Asset Value
Class A

Net Asset Value and redemption price per share ($537,531,030 ÷ 56,257,385 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.55

Maximum offering price per share (100 ÷ 94.25 of $9.55)	$10.13
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,473,348 ÷ 991,893 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.55
Class R6

Net Asset Value, offering and redemption price per share ($6,526,372 ÷ 684,226 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.54
Class S

Net Asset Value, offering and redemption price per share ($186,202,263 ÷ 19,488,196 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.55
Institutional Class

Net Asset Value, offering and redemption price per share ($9,306,253 ÷ 975,311 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.54

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	39

Statement of Operations

for the year ended October 31, 2019

Investment Income

Income:

Dividends (net of foreign taxes withheld of $795,683)	$17,664,404
Interest	10,698,303
Income distributions — DWS Central Cash Management Government Fund	432,482
Securities lending income, net of borrower rebates	146,216
Total income	28,941,405
Expenses:

Management fee	2,728,219
Administration fee	737,356
Services to shareholders	1,050,182
Distribution and service fees	1,330,540
Custodian fee	75,185
Professional fees	135,444
Reports to shareholders	120,930
Registration fees	78,815
Trustees’ fees and expenses	37,611
Other	92,145
Total expenses	6,386,427
Net investment income	22,554,978

The accompanying notes are an integral part of the financial statements.

40	|	DWS Global Income Builder Fund

Statement of Operations for the year ended October 31, 2019 (continued)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	$(12,211,167)
Swap contracts	351,227
Futures	1,450,785
Forward foreign currency contracts	(533,325)
Foreign currency	116,342
(10,826,138)
Change in net unrealized appreciation (depreciation) on:

Investments	68,338,111
Swap contracts	(823,941)
Futures	2,463,405
Forward foreign currency contracts	(67,108)
Foreign currency	116,826
70,027,293
Net gain (loss)	59,201,155
Net increase (decrease) in net assets resulting from operations	$81,756,133

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	41

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$22,554,978	$23,687,092
Net realized gain (loss)	(10,826,138)	17,417,628
Change in net unrealized appreciation (depreciation)	70,027,293	(47,815,715)
Net increase (decrease) in net assets resulting from operations	81,756,133	(6,710,995)
Distributions to shareholders :

Class A	(24,462,136)	(59,770,503)
Class C	(379,056)	(1,802,962)
Class R6	(171,135)	(292,492)
Class S	(8,751,345)	(19,898,219)
Institutional Class	(469,114)	(1,111,125)
Total distributions	(34,232,786)	(82,875,301)
Fund share transactions:

Proceeds from shares sold	30,243,414	43,798,469
Reinvestment of distributions	32,855,005	79,673,426
Payments for shares redeemed	(100,692,121)	(125,907,591)
Net increase (decrease) in net assets from Fund share transactions	(37,593,702)	(2,435,696)
Increase (decrease) in net assets	9,929,645	(92,021,992)
Net assets at beginning of period	739,109,621	831,131,613

Net assets at end of period	$749,039,266	$739,109,621

The accompanying notes are an integral part of the financial statements.

42	|	DWS Global Income Builder Fund

Financial Highlights

	Years Ended October 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.97	$10.06	$8.89	$8.91	$10.36
Income (loss) from investment operations:

Net investment income[a]	.28	.28	.26	.21	.29
Net realized and unrealized gain (loss)	.73	(.36)	1.18	.03	(.64)
Total from investment operations	1.01	(.08)	1.44	.24	(.35)
Less distributions from:

Net investment income	(.36)	(.34)	(.27)	(.26)	(.37)
Net realized gains	(.07)	(.67)	—	—	(.73)
Total distributions	(.43)	(1.01)	(.27)	(.26)	(1.10)
Net asset value, end of period	$9.55	$8.97	$10.06	$8.89	$8.91
Total Return (%)[b]	11.57	(1.11)	16.39	2.82	(3.32)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	538	534	603	582	639
Ratio of expenses (%)	.91	.90	.91	.92	.91
Ratio of net investment income (%)	3.02	2.93	2.71	2.39	3.09
Portfolio turnover rate (%)	161	67	137	123	115

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	43

	Years Ended October 31,
Class C	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.96	$10.05	$8.88	$8.90	$10.35
Income (loss) from investment operations:

Net investment income[a]	.21	.21	.18	.14	.22
Net realized and unrealized gain (loss)	.73	(.37)	1.18	.03	(.64)
Total from investment operations	.94	(.16)	1.36	.17	(.42)
Less distributions from:

Net investment income	(.28)	(.26)	(.19)	(.19)	(.30)
Net realized gains	(.07)	(.67)	—	—	(.73)
Total distributions	(.35)	(.93)	(.19)	(.19)	(1.03)
Net asset value, end of period	$9.55	$8.96	$10.05	$8.88	$8.90
Total Return (%)[b]	10.83	(1.91)	15.47 [c]	2.00	(3.99)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	10	20	20	22
Ratio of expenses before expense reductions (%)	1.68	1.65	1.74	1.72	1.70
Ratio of expenses after expense reductions (%)	1.68	1.65	1.72	1.72	1.70
Ratio of net investment income (%)	2.26	2.18	1.90	1.59	2.30
Portfolio turnover rate (%)	161	67	137	123	115

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

44	|	DWS Global Income Builder Fund

	Years Ended October 31,
Class R6	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.95	$10.04	$8.87	$8.88	$10.35
Income (loss) from investment operations:

Net investment income[a]	.29	.31	.32	.22	.29
Net realized and unrealized gain (loss)	.76	(.36)	1.14	.04	(.63)
Total from investment operations	1.05	(.05)	1.46	.26	(.34)
Less distributions from:

Net investment income	(.39)	(.37)	(.29)	(.27)	(.40)
Net realized gains	(.07)	(.67)	—	—	(.73)
Total distributions	(.46)	(1.04)	(.29)	(.27)	(1.13)
Net asset value, end of period	$9.54	$8.95	$10.04	$8.87	$8.88
Total Return (%)	12.09	(.78)	16.74	3.08	(3.15)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	1	4	.05	.01
Ratio of expenses (%)	.58	.56	.57	.67	.83
Ratio of net investment income (%)	3.15	3.19	3.28	2.58	3.15
Portfolio turnover rate (%)	161	67	137	123	115

[a]	Based on average shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	45

	Years Ended October 31,
Class S	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.97	$10.06	$8.89	$8.91	$10.36
Income (loss) from investment operations:

Net investment income[a]	.29	.30	.28	.23	.31
Net realized and unrealized gain (loss)	.74	(.36)	1.18	.03	(.64)
Total from investment operations	1.03	(.06)	1.46	.26	(.33)
Less distributions from:

Net investment income	(.38)	(.36)	(.29)	(.28)	(.39)
Net realized gains	(.07)	(.67)	—	—	(.73)
Total distributions	(.45)	(1.03)	(.29)	(.28)	(1.12)
Net asset value, end of period	$9.55	$8.97	$10.06	$8.89	$8.91
Total Return (%)	11.81	(.90)	16.62	3.02	(3.01)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	186	182	195	186	205
Ratio of expenses (%)	.71	.69	.70	.71	.71
Ratio of net investment income (%)	3.21	3.15	2.92	2.60	3.30
Portfolio turnover rate (%)	161	67	137	123	115

[a]	Based on average shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

46	|	DWS Global Income Builder Fund

	Years Ended October 31,
Institutional Class	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.95	$10.05	$8.88	$8.90	$10.35
Income (loss) from investment operations:

Net investment income[a]	.30	.30	.28	.23	.29
Net realized and unrealized gain (loss)	.74	(.37)	1.18	.03	(.61)
Total from investment operations	1.04	(.07)	1.46	.26	(.32)
Less distributions from:

Net investment income	(.38)	(.36)	(.29)	(.28)	(.40)
Net realized gains	(.07)	(.67)	—	—	(.73)
Total distributions	(.45)	(1.03)	(.29)	(.28)	(1.13)
Net asset value, end of period	$9.54	$8.95	$10.05	$8.88	$8.90
Total Return (%)	11.97	(.99)	16.55	3.06	(3.07)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	12	10	8	8
Ratio of expenses (%)	.68	.66	.69	.69	.68
Ratio of net investment income (%)	3.32	3.18	2.94	2.63	3.15
Portfolio turnover rate (%)	161	67	137	123	115

[a]	Based on average shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	47

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Income Builder Fund (the “Fund”) is a diversified series of Deutsche DWS Market Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

48	|	DWS Global Income Builder Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers, and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

DWS Global Income Builder Fund	|	49

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount

50	|	DWS Global Income Builder Fund

of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of October 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2019, the Fund had a security on loan, which was classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces

DWS Global Income Builder Fund	|	51

to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

52	|	DWS Global Income Builder Fund

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $6,916,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($329,000) and long-term losses ($6,587,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to paydown losses on mortgage-backed securities, premium amortization on debt securities, investments in futures, swap contracts, forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$8,273,156
Capital loss carryforwards	$(6,916,000)
Net unrealized appreciation (depreciation) on investments	$61,733,943

At October 31, 2019, the aggregate cost of investments for federal income tax purposes was $652,315,193. The net unrealized appreciation for all investments based on tax cost was $61,733,943, consisting of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $76,006,178, and aggregate gross

DWS Global Income Builder Fund	|	53

unrealized depreciation for all investments in which there was an excess of tax cost over value of $14,272,235.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2019	2018
Distributions from ordinary income*	$34,232,786	$28,458,372
Distributions from long-term capital gains	$—	$54,416,929

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

54	|	DWS Global Income Builder Fund

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2019, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2019, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $10,900,000 to $70,550,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the

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reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2019, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2019, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $36,000,000. The investment in credit default swap contracts sold had a total notional amount generally indicative of a range from $0 to $41,800,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2019, the Fund entered into interest rate futures to gain exposure to different parts of the yield

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curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains and entered into equity index futures in order to reduce the Fund’s exposure to, or as a substitute for direct investment in, the equity asset class.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2019, is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $128,041,000 to $270,308,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $43,074,000 to $107,383,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2019, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward

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currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $10,278,000 to $163,128,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $106,503,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $13,231,000.

The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$302,798	$302,798
Interest Rate Contracts (a)	—	16,572	16,572
Credit Contracts (b)	61,470	—	61,470
	$61,470	$319,370	$380,840

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on bilateral swap contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (c)	$—	$—	$(1,292,995)	$(1,292,995)
Interest Rate Contracts (c)	—	(923,338)	(1,126,819)	(2,050,157)
Foreign Exchange Contracts (d)	(106,163)	—	—	(106,163)
	$(106,163)	$(923,338)	$(2,419,814)	$(3,449,315)

(c)

Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

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Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (e)	$—	$—	$(5,862,935)	$(5,862,935)
Interest Rate Contracts (e)	—	1,572,575	7,313,720	8,886,295
Credit Contracts (e)	—	(1,221,348)	—	(1,221,348)
Foreign Exchange Contracts (e)	(533,325)	—	—	(533,325)
	$(533,325)	$351,227	$1,450,785	$1,268,687

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from forward foreign currency contracts, swap contracts and futures, respectively

Change in Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (f)	$—	$—	$3,353,115	$3,353,115
Interest Rate Contracts (f)	—	(1,046,689)	(889,710)	(1,936,399)
Credit Contracts (f)	—	222,748	—	222,748
Foreign Exchange Contracts (f)	(67,108)	—	—	(67,108)
	$(67,108)	$(823,941)	$2,463,405	$1,572,356

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap contracts and futures, respectively

As of October 31, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A

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reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$61,470	$—	$—	$—	$61,470

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank and Trust	$106,163	$—	$—	$—	$106,163

C. Purchases and Sales of Securities

During the year ended October 31, 2019, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$1,057,180,878	$1,096,232,474
U.S. Treasury Obligations	$85,631,970	$107,711,081

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Prior to May 16, 2019, DWS Alternatives Global Limited (formerly Deutsche Alternative Asset Management (Global) Limited), a direct, wholly owned subsidiary of Deutsche Bank AG, served as subadvisor for the Fund and, as such, provided portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DWS Alternatives Global Limited, DIMA, not the Fund, compensated DWS Alternatives Global Limited for the services it provides to the Fund.

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Under the Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund’s average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the year ended October 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.370% of the Fund’s average daily net assets.

For the period from November 1, 2018 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.25%
Class C	2.00%
Class R6	1.00%
Class S	1.00%
Institutional Class	1.00%

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.27%
Class C	2.02%
Class R6	1.02%
Class S	1.02%
Institutional Class	1.02%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services

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provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2019, the Administration Fee was $737,356, of which $63,127 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2019
Class A	$301,163	$49,901
Class C	2,624	584
Class R6	256	40
Class S	169,177	28,131
Institutional Class	579	94
	$473,799	$78,750

In addition, for the year ended October 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$271,006
Class C	8,912
Class S	86,078
Institutional Class	8,217
$374,213

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements

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with various firms at various rates for sales of Class C shares. For the year ended October 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2019
Class C	$73,579	$6,014

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2019	Annual Rate
Class A	$1,233,184	$220,091	.23%
Class C	23,777	4,255	.24%
	$1,256,961	$224,346

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2019 aggregated $12,121.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2019, the CDSC for Class C shares aggregated $1,640. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $26,692, of which $11,984 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are

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managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2019, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $11,218.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2019.

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F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,099,405	$10,000,437	2,052,643	$19,471,375
Class C	269,649	2,423,489	226,823	2,181,745
Class R6	712,683	6,084,862	117,606	1,157,370
Class S	834,919	7,691,231	1,718,089	15,948,905
Institutional Class	439,840	4,043,395	533,190	5,039,074
		$30,243,414		$43,798,469

Shares issued to shareholders in reinvestment of distributions
Class A	2,643,086	$23,622,744	6,112,892	$57,859,550
Class C	41,859	372,477	187,993	1,781,112
Class R6	18,536	171,135	30,941	292,492
Class S	920,044	8,230,447	1,968,919	18,631,607
Institutional Class	51,813	458,202	117,392	1,108,665
		$32,855,005		$79,673,426

Shares redeemed
Class A	(7,081,764)	$(64,766,774)	(8,458,369)	$(80,579,761)
Class C	(426,666)	(3,856,573)	(1,295,599)	(12,195,418)
Class R6	(109,530)	(979,772)	(476,320)	(4,504,044)
Class S	(2,582,726)	(23,602,830)	(2,703,608)	(25,642,028)
Institutional Class	(870,156)	(7,486,172)	(313,309)	(2,986,340)
		$(100,692,121)		$(125,907,591)

Net increase (decrease)
Class A	(3,339,273)	$(31,143,593)	(292,834)	$(3,248,836)
Class C	(115,158)	(1,060,607)	(880,783)	(8,232,561)
Class R6	621,689	5,276,225	(327,773)	(3,054,182)
Class S	(827,763)	(7,681,152)	983,400	8,938,484
Institutional Class	(378,503)	(2,984,575)	337,273	3,161,399
		$(37,593,702)		$(2,435,696)

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Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche DWS Market Trust and Shareholders of DWS Global Income Builder Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Global Income Builder Fund (the “Fund”) (one of the funds constituting Deutsche DWS Market Trust) (the “Trust”), including the investment portfolio, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Market Trust) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are

66	|	DWS Global Income Builder Fund

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

December 23, 2019

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Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2019 to October 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

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Expenses and Value of a $1,000 Investment for the six months ended October 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/19	$1,037.50	$1,034.50	$1,040.40	$1,038.60	$1,039.90
Expenses Paid per $1,000*	$4.72	$8.36	$2.98	$3.70	$3.44

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/19	$1,020.57	$1,016.99	$1,022.28	$1,021.58	$1,021.83
Expenses Paid per $1,000*	$4.69	$8.29	$2.96	$3.67	$3.41

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Global Income Builder Fund	.92%	1.63%	.58%	.72%	.67%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

For corporate shareholders, 17% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended October 31, 2019, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $20,675,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Global Income Builder Fund	|	69

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

70	|	DWS Global Income Builder Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2018.

DWS Global Income Builder Fund	|	71

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the

72	|	DWS Global Income Builder Fund

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board

DWS Global Income Builder Fund	|	73

considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

74	|	DWS Global Income Builder Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	80	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	80	Portland General Electric[2] (utility company) (2003– present)

DWS Global Income Builder Fund	|	75

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	78	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	80	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	80	Director, Aberdeen Japan Fund (since 2007)

76	|	DWS Global Income Builder Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	80	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	80	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	80	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	78	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS Global Income Builder Fund	|	77

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

78	|	DWS Global Income Builder Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Global Income Builder Fund	|	79

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 796	25159K 788	25159K 770
Fund Number	002	302	2033	1402

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633

80	|	DWS Global Income Builder Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DGIBF-2

(R-024954-9 12/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS global income builder Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$90,047	$0	$11,266	$0
2018	$90,047	$0	$7,657	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$470,936	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$11,266	$740,482	$0	$751,748
2018	$7,657	$470,936	$513,130	$991,723

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2018 and 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Income Builder Fund, a series of Deutsche DWS Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2019